EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

          We consent to the incorporation by reference in this Registration Statement on Form S-1 of Cunningham Graphics International, Inc. of our reports dated January 16, 1998 appearing in the Prospectus, which is a part of Registration Statement No. 333-46541 of Cunningham Graphics International, Inc. and to the reference to our firm under the caption "Experts" appearing therein.




                                                         /s/ Ernst & Young LLP

Princeton, New Jersey
April 22, 1998